UBS PACESM Select Advisors Trust

Supplement to the prospectuses dated November 30, 2007

April 3, 2008

Dear Investor,

The purpose of this supplement is to update information regarding each of the funds comprising UBS PACE Select Advisors Trust (the "Trust").

The Board of Trustees ("Board") of the Trust has voted to approve the following proposals, subject to shareholder approval:

• To approve changes to the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each fund;

• To approve changes to each fund's fundamental investment policies;

• To allow the Board to amend a fund's investment objective(s) without shareholder approval; and

• To approve changes to the Trust's Trust Instrument.

Investors who own shares of the funds as of the close of business on March 14, 2008 will receive detailed information regarding the proposals in a proxy statement that will be mailed on or about April 4, 2008, and will be asked to vote on the proposals at a special meeting to be held on May 15, 2008.

If approved by shareholders of a fund, the changes to the Investment Management and Administration Agreement would modify the fee structure paid by that fund by (1) decreasing the administrative fee payable by the fund and (2) increasing the investment management fee by an amount no greater than the corresponding decrease in the administrative fee. For certain funds, UBS Global AM has also agreed to an overall decrease in the contractual fees, either through direct fee rate decreases or through the introduction of additional fee breakpoints; these fee rate changes would become effective if the changes to the Investment Management and Administration Agreement are approved by shareholders of the applicable funds.

ZS338

With respect to UBS PACE Large Co Value Equity Investments, if the changes to the Investment Management and Administration Agreement are approved by shareholders of that fund, the current additional fee waiver agreement pursuant to which UBS Global AM has agreed to reduce its management fee based on the fund's average daily net assets to the following rate: $0 to $250 million—0.60%; in excess of $250 million up to $500 million—0.57%; in excess of $500 million up to $1 billion—0.53%; and over $1 billion—0.50%, would be terminated. Under the proposal, the administrative fee payable by the fund would be reduced by ten basis points (0.10%) and the fund's management fee would increase by ten basis points (0.10%) to the following rate (based on the fund's average daily net assets): $0 to $250 million—0.70%; in excess of $250 million up to $500 million—0.67%; in excess of $500 million up to $1 billion—0.63%; and over $1 billion—0.60%. Accordingly, if approved, the proposal is not expected to result in a change to the total fees paid by the fund to UBS Global AM.

More information regarding these items was contained in the definitive proxy materials filed with the SEC in early April 2008. You may access these proxy materials free from the EDGAR Database on the SEC's Web site at http://www.sec.gov.

Please be sure to retain this important information for your future reference.